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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-45403 of ILX Resorts Incorporated on Form S-1 of our report dated March 6, 1998, appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the headings "Selected Consolidated Historical and Pro Forma Financial Information" and "Experts" in such Prospectus.


/s/  Deloitte & Touche LLP

Phoenix, Arizona

March 13, 1998